Independent Auditors' Consent

To the Shareholders and Trustees of
Smith Barney Investment Trust:
We consent to the incorporation by reference, with respect
to the Funds listed below for the Smith Barney Investment
Trust in the Prospectus and Statement of Additional
Information, of our report dated January 14, 2000, on the
statement of assets and liabilities, and the related
statement of operations, the statements of changes in net
assets, and the financial highlights for each of the periods described below.  These financial statements and financial
highlights and our report thereon are included in the Annual
Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the
headings "Financial Highlights"in the respective Prospectus
and "Independent Auditors" in the respective Statement of
Additional Information.
Fund
Smith Barney Intermediate Maturity	Statement of assets and
liabilities	Year ended November 30, 1999
New York Municipals Fund		Statement of operations
	Year ended November 30, 1999
				Statements of changes in net assets
	Two years ended November 30, 1999
				Financial Highlights
	Five years ended November 30, 1999

Smith Barney Intermediate Maturity	Statement of assets and
liabilities 	Year ended November 30, 1999
California Municipals Fund		Statement of operations
	Year ended November 30, 1999
				Statements of changes in net assets
	Two years ended November 30, 1999
				Financial Highlights
	Five years ended November 30, 1999

Smith Barney Large Capitalization	Statement of assets and
liabilities	Year ended November 30, 1999
Growth Fund	 		Statement of operations		Year
ended November 30, 1999
				Statements of changes in net assets
	Two years ended November 30, 1999
Financial Highlights		Two
years ended November 30, 1999
and for the
period from August
29, 1997
(commencement of operations)
to November 30, 1997.
Smith Barney Mid Cap Blend		Statement of assets and
liabilities	Year ended November 30, 1999
				Statement of operations		Year
ended November 30, 1999
Statements of changes in net assets
	Year
ended
November
30, 1999
and for the
period from
September
1, 1998
(commenceme
nt of
operations)
to November
30, 1998
Financial Highlights	Year ended
November
30, 1999
and for the
perioed
from
September
1, 1998
(commenceme
nt of
operations)
to November
30, 1998

KPMG LLP
New York, New York
March 23, 2000
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